EXHIBIT 4.1

NUMBER 0                                                                  SHARES

                         INCORPORATED UNDER THE LAWS OF
                                  THE STATE OF
                                     FLORIDA


                                     [LOGO]

                                 POSEIDIS, INC.
               500,000,000 SHARES COMMON STOCK, PAR VALUE $0.0001



                     See Restrictive Legends on Reverse Side


                                    SPECIMEN


THIS   CERTIFIES   THAT    _________________________________    is   the   owner
of_________________________ fully paid and non-assessable Shares of the Capital Stock of the above named Corporation transferable only on the books of the Corporation by the holder hereof in person or duly authorized Attorney upon surrender of this Certificate properly endorsed. IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ____________ day of ________________ 20_______









-------------------------           ----------------------
Diane Boisvert, SECRETARY           Louis Pardo, PRESIDENT




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                          EXPLANATION OF ABBREVIATIONS

The following abbreviations, when used in the inscription of ownership on the face of this certificate, shall be construed as if they were written out in full according to applicable laws or regulations. Abbreviations, in addition to those appearing below, may be used.

     TEN  COM - as tenants in common

     TEN  ENT - as tenants by the entireties

     JT   TEN - as joint tenants with right of  survivorship  and not as tenants in common

     UNIF GIFT MIN ACT - ....Custodian .....................
                                       (Cust)        (Minor)

     Under Uniform Gifts to Minors Act..........
                                       (State)

For Value  Received,  __________________  hereby sell,  assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

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________________________  shares  represented  by the  within  Certificate,  and hereby irrevocably constitute and appoint



------------------------------
Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.


Dated__________________20_______


                                 In presence of

---------------------                                -------------------------

NOTICE THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS (ILLEGIBLE) THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR (ILLEGIBLE)

NOTICE THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS (ILLEGIBLE) THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR (ILLEGIBLE)


                                   CERTIFICATE

                                       FOR

                                     SHARES

                                       OF

                                    ISSUED TO

                                      DATED



     THE SECURITES EVIDENCE BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1833, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS (A) THE SAME ARE REGISTERED AND QUALIFIED IN ACCORDANCE WITH COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH REGISTRATION AND QULAIFIACTION ARE NOT REQUIRED.